                                                                    EXHIBIT 32.2


                               HEALTH GRADES, INC.

                  CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
      PURSUANT TO RULE 15d-14(b) UNDER THE SECURITIES EXCHANGE ACT OF 1934


--------------------------------------------------------------------------------


         I, Allen Dodge, Chief Financial Officer of Health Grades, Inc., a Delaware corporation (the "Company"), hereby certify that, based on my knowledge:

         (1) The Company's quarterly report on Form 10-Q for the quarter ended March 31, 2004 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *




ALLEN DODGE
---------------------------
Allen Dodge
Senior Vice President - Finance/CFO

Date:   May 17, 2004